UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

Lexicon Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Technology Forest Place
The Woodlands, Texas 77381
(Address of principal executive offices and Zip Code)

(281) 863-3000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LXRX	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement

On April 23, 2020, our stockholders approved an amendment to our 2017 Equity Incentive Plan increasing the total number of shares of our common stock that may be issued pursuant to stock awards granted under the plan from 20,000,000 to 30,000,000.
The foregoing summary does not purport to be complete and is qualified in its entirety by our 2017 Equity Incentive Plan, as amended, a copy of which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

Our annual meeting of stockholders was held on April 23, 2020 to consider and vote on the following proposals. The voting results with respect to each matter are set forth below:

(1)	Election of Class II Directors
	Name of Director	For	Withheld	Broker Non-Votes
	Samuel L. Barker, Ph.D.	83,438,713	1,270,182	13,548,177
	Christopher J. Sobecki	83,483,689	1,225,206	13,548,177
	Judith L. Swain, M.D.	82,020,948	2,687,947	13,548,177

		For	Against	Withheld	Broker Non-Votes
(2)	Ratification and approval of the amendment to the Company's 2017 Equity Incentive Plan	79,347,976	5,304,404	56,515	13,548,177
		For	Against	Withheld	Broker Non-Votes
(3)	Advisory vote to approve the compensation paid to the Company's named executive officers	83,733,227	889,172	86,496	13,548,177
		For	Against	Withheld	Broker Non-Votes
(4)	Ratification and approval of the appointment of Ernst & Young LLP as Company's independent auditors for the fiscal year ending December 31, 2020	97,586,254	517,516	153,302	13,548,177

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	—	2017 Equity Incentive Plan, as amended

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: April 27, 2020	By:	/s/ Brian T. Crum
Brian T. Crum
Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description
10.1	—	2017 Equity Incentive Plan, as 2017 Equity Incentive Plan, as amended